Exhibit 10.7

IRREVOCABLE TRANSFER AGENT INSTRUCTIONS

January 13, 2006

Transfer Online, Inc.
227 S.W. Pine Street, Suite 300
Portland, Oregon 97204

RE:	TRANSAX INTERNATIONAL, LTD.

Ladies and Gentlemen:

Reference is made to that certain Investment Agreement (the “Investment Agreement”) of even date herewith between Transax International, Ltd., a corporation organized and existing under the laws of the state of Colorado (the “Company”) and Cornell Capital Partners, LP (the “Buyer”) In connection with the Investment Agreement, the Company shall sell to the Buyer and the Buyer shall purchase from the Company up to Sixteen Thousand (16,000) shares of Series A Preferred Shares (the “Series A Preferred Shares”) which are convertible into shares of the Company’s common stock, par value $0.00001 per share (the “Common Stock”), at the Buyer’s discretion. The Company has also issued the Buyer warrants (collectively, the “Warrant”) to purchase up to 5,000,000 shares of Common Stock. These instructions relate to the following stock or proposed stock issuances or transfers:

•	Shares of Common Stock issuable upon conversion of the Series A Preferred Shares (the “Conversion Shares”).

•	Shares of Common Stock issuable upon the exercise of the Warrant (the “Warrant Shares”).

This letter shall serve as our irrevocable authorization and direction to Transfer Online, Inc. (the “Transfer Agent”) to do the following:

1.	Conversion Shares.

a.

Instructions Applicable to Transfer Agent. With respect to the Conversion Shares, the Transfer Agent shall issue the Conversion Shares to the Buyer from time to time upon delivery to the Transfer Agent of a properly completed and duly executed Conversion Notice (the “Conversion Notice”), in the form attached hereto as Exhibit I, delivered on behalf of the Company to the Transfer Agent by the Escrow Agent. Upon receipt of a Conversion Notice, the Transfer Agent shall within three (3) Trading Days thereafter (i) issue and surrender to a common carrier for overnight delivery to the address as specified in the Conversion Notice, a certificate, registered in the name of the Buyer or its designees, for the number of shares of Common Stock to which the Buyer shall be entitled as set forth in the Conversion Notice or (ii) provided the Transfer Agent is participating in The Depository Trust Company (“DTC”) Fast Automated Securities Transfer Program, upon the request of the Buyer, credit such aggregate number of shares of Common Stock to which the Buyer shall be entitled to the Buyer or its designees’ balance account with DTC through its Deposit Withdrawal At Custodian (“DWAC”) system provided the Buyer causes its bank or broker to initiate the DWAC transaction. For purposes hereof “Trading Day” shall mean any day on which the Nasdaq Market is open for customary trading.

b.

The Company hereby confirms to the Transfer Agent and the Buyer that certificates representing the Conversion Shares shall not bear any legend restricting transfer and should not be subject to any stop-transfer restrictions and shall otherwise be freely transferable on the books and records of the Company; provided that counsel to the Company delivers (i) the Notice of Effectiveness set forth in Exhibit II attached hereto and (ii) an opinion of counsel in the form set forth in Exhibit III attached hereto, and that if the Conversion Shares are not registered for sale under the Securities Act of 1933, as amended, then the certificates for the Conversion Shares shall bear the following legend:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL, IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT.”

c.

In the event that counsel to the Company fails or refuses to render an opinion as required to issue the Conversion Shares in accordance with the preceding paragraph (either with or without restrictive legends, as applicable), then the Company irrevocably and expressly authorizes counsel to the Buyer to render such opinion. The Transfer Agent shall accept and be entitled to rely on such opinion for the purposes of issuing the Conversion Shares.

d.

Instructions Applicable to Escrow Agent. Upon the Escrow Agent’s receipt of a properly completed Conversion Notice from the Buyer, the Escrow Agent shall, within one (1) Trading Day thereafter, send to the Transfer Agent the Conversion Notice, with a copy to the Company, which shall constitute an irrevocable instruction to the Transfer Agent to process such Conversion Notice in accordance with the terms of these instructions.

e.

The Transfer Agent shall reserve for issuance to the Buyer at least 25,000,000 Conversion Shares and 5,000,000 Warrant Shares. All such shares shall remain in reserve with the Transfer Agent until the Buyer provides the Transfer Agent, with copy to the Company, instructions that the Conversion Shares or any part of them shall be taken out of reserve and shall no longer be subject to the terms of these instructions.

f.

The Transfer Agent shall rely exclusively on the Conversion Notice and shall have no liability for relying on such instructions. Any Conversion Notice delivered hereunder shall constitute an irrevocable instruction to the Transfer Agent to process such notice or notices in accordance with the terms thereof. Such notice or notices may be transmitted to the Transfer Agent by facsimile or any commercially reasonable method.

g.

The Company hereby confirms to the Transfer Agent and the Buyer that no instructions other than as contemplated herein will be given to Transfer Agent by the Company with respect to the matters referenced herein. The Company hereby authorizes the Transfer Agent, and the Transfer Agent shall be obligated, to disregard any contrary instructions received by or on behalf of the Company.

2.	Warrant Shares.

a.

Instructions Applicable to Transfer Agent. With respect to the Warrant Shares, the Transfer Agent shall issue the Warrant Shares to the Buyer from time to time upon delivery to the Transfer Agent of a properly completed and duly executed notice of the Buyer’s election to exercise the Warrant (the “Exercise Notice”), in the form attached to the Warrant, specifying the number of Warrant Shares to be issued, delivered on behalf of the Company to the Transfer Agent by the Escrow Agent. Upon receipt of an Exercise Notice, the Transfer Agent shall use its best efforts to within three (3) Trading Days thereafter (i) issue and surrender to a common carrier for overnight delivery to the address as specified in the Exercise Notice, a certificate, registered in the name of the Buyer or its designees, for the number of shares of Common Stock to which the Buyer shall be entitled as set forth in the Exercise Notice or (ii) provided Transfer Agent are participating in The Depository Trust Company (“DTC”) Fast Automated Securities Transfer Program, upon the request of the Buyer, credit such aggregate number of shares of Common Stock to which the Buyer shall be entitled to the Buyer’s or its designees’ balance account with DTC through its Deposit Withdrawal At Custodian (“DWAC”) system provided the Buyer causes its bank or broker to initiate the DWAC transaction. For purposes hereof “Trading Day” shall mean any day on which the Nasdaq Market is open for customary trading.

The Company hereby confirms to the Transfer Agent and the Buyer that certificates representing the Warrant Shares shall not bear any legend restricting transfer and should not be subject to any stop-transfer restrictions and shall otherwise be freely transferable on the books and records of the Company; provided that counsel to the Company delivers (i) the Notice of Effectiveness set forth in Exhibit II attached hereto and (ii) an opinion of counsel in the form set forth in Exhibit III attached hereto, and that if the Warrant Shares are not registered for sale under the Securities Act of 1933, as amended, then the certificates for the Warrant Shares shall bear the restrictive legend referenced above in Section 1b.

b.

In the event that counsel to the Company fails or refuses to render an opinion as required to issue the Warrant Shares in accordance with the preceding paragraph (either with or without restrictive legends, as applicable), then the Company irrevocably and expressly authorizes counsel to the Buyer to render such opinion. The Transfer Agent shall accept and be entitled to rely on such opinion for the purposes of issuing the Warrant Shares.

c.

Instructions Applicable to Escrow Agent. Upon the Escrow Agent’s receipt of a properly completed exercise notice substantially in the form attached as an exhibit to the Warrant and the Aggregate Exercise Price (as defined in the Warrant), the Escrow Agent shall, within one (1) Trading Day thereafter, send to the Transfer Agent an Exercise Notice, which shall constitute an irrevocable instruction to the Transfer Agent to process such Exercise Notice in accordance with the terms of these instructions.

3.            Certain Notice Regarding the Escrow Agent. The Company and the Transfer Agent hereby acknowledge that the Escrow Agent is general counsel to the Buyer, a partner of the general partner of the Buyer and counsel to the Buyer in connection with the transactions contemplated and referred herein. The Company and the Transfer Agent agree that in the event of any dispute arising in connection with this Agreement or otherwise in connection with any transaction or agreement contemplated and referred herein, the Escrow Agent shall be permitted to continue to represent the Buyer and neither the Company nor the Transfer Agent will seek to disqualify such counsel.

4.	Other Agreements.

The Company hereby agrees that it shall not replace the Transfer Agent as the Company’s transfer agent without the prior written consent of the Buyer.

If the Transfer Agent shall provided the Company thirty (30) days advance written notice before resigning as the transfer agent of the Company during the term of this agreement. The Company shall promptly provide notice of such resignation to the Buyer, and the Company shall within five (5) days of such notice to the Buyer obtain a suitable replacement transfer agent that will agree to be bound by the terms and conditions of these Transfer Agent Instructions.

The Company and the Transfer Agent hereby acknowledge and confirm that complying with the terms of this Agreement does not and shall not prohibit the Transfer Agent from satisfying any and all fiduciary responsibilities and duties it may owe to the Company.

The Company and the Transfer Agent acknowledge that the Buyer is relying on the representations and covenants made by the Company and the Transfer Agent hereunder and are a material inducement to the Buyer purchasing the Series A Preferred Shares. The Company and the Transfer Agent further acknowledge that without such representations and covenants of the Company and the Transfer Agent made hereunder, the Buyer would not purchase the Series A Preferred Shares.

Each party hereto specifically acknowledges and agrees that in the event of a breach or threatened breach by a party hereto of any provision hereof, the Buyer may be irreparably damaged and that damages at law may be an inadequate remedy if these Irrevocable Transfer Agent Instructions were not specifically enforced. Therefore, in the event of a breach or threatened breach by a party hereto, including, without limitation, the attempted termination of the agency relationship created by this instrument, the Buyer shall be entitled to pursue, in addition to all other rights or remedies, to an injunction restraining such breach, without being required to show any actual damage or to post any bond or other security, and/or to a decree for specific performance of the provisions of these Irrevocable Transfer Agent Instructions.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties have caused this letter agreement regarding Irrevocable Transfer Agent Instructions to be duly executed and delivered as of the date first written above.

COMPANY:

TRANSAX INTERNATIONAL, LTD.

By: /s/ Stephen Walters
Name: Stephen Walters
Title: President and CEO

ESCROW AGENT:

/s/ David Gonzalez, Esq.
David Gonzalez, Esq.

CORNELL CAPITAL PARTNERS, LP

By: Yorkville Advisors, LLC
Its: General Partner

By: /s/ Mark Angelo
Name: Mark Angelo
Its: Portfolio Manager

TRANSFER ONLINE, INC.

By:	/s/ Lori Livingston
Name:	Lori Livingston
Title:	President & CEO

EXHIBIT I

TO IRREVOCABLE TRANSFER AGENT INSTRUCTIONS

FORM OF CONVERSION NOTICE

Reference is made to the Certificate of Designation of Series A Convertible Preferred Stock of TRansax International, Ltd. (the “Company”) and the shares of Series A Convertible Preferred Stock issued thereunder (“Series A Preferred Shares”). In accordance with and pursuant to the Series A Preferred Shares, the undersigned hereby elects to convert Series A Preferred Shares into shares of common stock, par value $0.001 per share (the “Common Stock”), of the Company for the amount indicated below as of the date specified below.

Conversion Date:	____________________________

Amount to be converted:	$___________________________

Conversion Price:	$___________________________

Shares of Common Stock Issuable:	____________________________

Amount of Series A Preferred Shares unconverted:	$___________________________

Please issue the shares of Common Stock in the following name and to the following address:

Issue to:	___________________________________

Authorized Signature:	___________________________________

Name:	___________________________________

Title:	___________________________________

Phone #:	___________________________________

Broker DTC Participant Code:	___________________________________

Account Number*:	___________________________________

* Note that receiving broker must initiate transaction on DWAC System.

EXHIBIT I-1

EXHIBIT II

TO IRREVOCABLE TRANSFER AGENT INSTRUCTIONS

FORM OF NOTICE OF EFFECTIVENESS

OF REGISTRATION STATEMENT

_________, 2006

________

Attention:

RE:	TRANSAX INTERNATIONAL, LTD.

Ladies and Gentlemen:

We are counsel to TRansax International, Ltd., (the “Company”), and have represented the Company in connection with that certain Certificate of Designation of Series A Convertible Preferred Stock of the Company and the shares of Series A Convertible Preferred Stock issued thereunder (“Series A Preferred Shares”) to Cornell Capital Partners, LP (the “Buyer”). The Company has issued to the Buyer shares of Series A Preferred Shares, which shall be convertible into shares (the “Conversion Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”), in accordance with the terms of the Series A Preferred Shares. The Company also has entered into an Investor Registration Rights Agreement, dated as of January ___, 2006, with the Buyer (the “Investor Registration Rights Agreement”) pursuant to which the Company agreed, among other things, to register the Conversion Shares under the Securities Act of 1933, as amended (the “1933 Act”). In connection with the Company’s obligations under the Investment Agreement and the Investor Registration Rights Agreement, on _______, 2006, the Company filed a Registration Statement (File No. ___-_________) (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”) relating to the sale of the Conversion Shares.

In connection with the foregoing, we advise the Transfer Agent that a member of the SEC’s staff has advised us by telephone that the SEC has entered an order declaring the Registration Statement effective under the 1933 Act at ____ P.M. on __________, 2006 and we have no knowledge, after telephonic inquiry of a member of the SEC’s staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC and the Conversion Shares are available for sale under the 1933 Act pursuant to the Registration Statement.

The Buyer has confirmed that they shall comply with all securities laws and regulations applicable to it including applicable prospectus delivery requirements upon sale of the Conversion Shares.

EXHIBIT II-1

Very truly yours,

By:_______________________________

EXHIBIT II-2

EXHIBIT III

TO IRREVOCABLE TRANSFER AGENT INSTRUCTIONS

FORM OF OPINION

_________ 2006

VIA FACSIMILE AND REGULAR MAIL

________

Attention:

RE:	TRANSAX INTERNATIONAL, LTD.

Ladies and Gentlemen:

We have acted as special counsel to TRansax International, Ltd. (the “Company”), in connection with the registration of ___________ shares (the “Shares”) of its common stock with the Securities and Exchange Commission (the “SEC”). We have not acted as your counsel. This opinion is given at the request and with the consent of the Company.

In rendering this opinion we have relied on the accuracy of the Company’s Registration Statement on Form SB-2, as amended (the “Registration Statement”), filed by the Company with the SEC on _________ ___, 2006. The Company filed the Registration Statement on behalf of certain selling stockholders (the “Selling Stockholders”). This opinion relates solely to the Selling Shareholders listed on Exhibit “A” hereto and number of Shares set forth opposite such Selling Stockholders’ names. The SEC declared the Registration Statement effective on __________ ___, 2006.

We understand that the Selling Stockholders acquired the Shares in a private offering exempt from registration under the Securities Act of 1933, as amended. Information regarding the Shares to be sold by the Selling Shareholders is contained under the heading “Selling Stockholders” in the Registration Statement, which information is incorporated herein by reference. This opinion does not relate to the issuance of the Shares to the Selling Stockholders. The opinions set forth herein relate solely to the sale or transfer by the Selling Stockholders pursuant to the Registration Statement under the Federal laws of the United States of America. We do not express any opinion concerning any law of any state or other jurisdiction.

In rendering this opinion we have relied upon the accuracy of the foregoing statements.

EXHIBIT III-1

Based on the foregoing, it is our opinion that the Shares have been registered with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and that ________ may remove the restrictive legends contained on the Shares. This opinion relates solely to the number of Shares set forth opposite the Selling Stockholders listed on Exhibit “A” hereto.

This opinion is furnished to Transfer Agent specifically in connection with the issuance of the Shares, and solely for your information and benefit. This letter may not be relied upon by Transfer Agent in any other connection, and it may not be relied upon by any other person or entity for any purpose without our prior written consent. This opinion may not be assigned, quoted or used without our prior written consent. The opinions set forth herein are rendered as of the date hereof and we will not supplement this opinion with respect to changes in the law or factual matters subsequent to the date hereof.

Very truly yours,

By:_______________________________

EXHIBIT III-2

EXHIBIT “A”

(LIST OF SELLING STOCKHOLDERS)

Name:	No. of Shares:

EXHIBIT A-1